5. PROPERTY AND EQUIPMENT (Details) (USD $) In Thousands, unless otherwise specified	Jun. 30, 2014	Jun. 30, 2013
Property And Equipment Details
Research & Development equipment (Useful life 5-10 years)	$ 77	$ 77
Furniture, fixtures and office equipment (Useful life 3-5 years)	37	37
Total property and equipment, gross	114	114
Less: accumulated depreciation	100	85
Property and Equipment, Net	$ 14	$ 29